AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0039		See Block 16C	N/A.
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		x	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐  is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 33-0903395
DUNS Number: 121785997

A. The purpose of this modification is to incorporate the following changes into the contract:

1. Under Contract Number HHS0100201100013C in SECTION G - CONTRACT ADMINISTRATION DATA,
under Article G.10. Government Property, the following is hereby added as Paragraph 5. and titled "Disposition Instructions" as follows :

 5. Disposition Instructions

Continued . . . Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Timothy W. Trost, SVP & CFO			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Timothy W. Trost (Signature of person authorized to sign)		5/8/17	/s/ Ethan J. Mueller (Signature of Contracting Officer)		5/11/17
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0039				PAGE OF
					2	2
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Title for three 120 kg scale CMX212 intermediate validation batches under CLIN 0004
Only under Contract Number HHSO100201100013C that are no longer needed by the
Government and have no commercial market value will hereby vest with the Contractor.

2. In signing this no cost bilateral modification, the Contractor hereby certifies for both Chimerix and any of its subcontractors at any tier that the three 120 kg scale CMX212 intermediate validation batches under CLIN 0004 Only under Contract
Number HHSO100201100013C that are no longer needed by the Government and have no commercial value that the Government will be turning title over to the
Contractor will not be repurposed for use under any efforts nor disposed of in any methods that are prohibited by any federal, state and local laws and regulations and will not result in any costs being incurred under both Contract Number
HHS0100201100013C and under any other U.S. Government contracts and in signing this no cost bilateral modification, the Contractor also hereby certifies for both
Chimerix and any of its subcontractors at any tier that the three 120 kg scale
CMX212 intermediate validation batches under CLIN 0004 Only under Contract Number
HHSO100201100013C that are no longer needed by the Government and have no commercial market value that the Government will be turning title over to the Contractor will not be repurposed for the performance of any other efforts that are under the scope of Contract Number HHSO100201100013C nor under any other Government contracts by either Chimerix or any of its subcontractors at any tier and will not result in any costs being incurred under both Contract Number HHSO100201100013C and under any other U.S. Government contracts.

3. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option
l/CLIN 0002 period of performance were completed as of 30 April 2015.

B. This is a no cost bilateral modification. All other terms and conditions of
Contract Number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 06/30/2017

NSN 7540-01-152-8067                                         OPTIONAL FORM 336 (4-86)
    Sponsored by GSA
FAR (48 CFR) 53.110